Leases	12 Months Ended
Dec. 31, 2012
Leases [Abstract]
LEASES
11.	LEASES

The Company’s non-cancelable leases relate to office space, computer hardware and software, office equipment and vehicles with lease terms ranging from 1 to 12 years. Rent expense under non-cancelable operating leases was $26.0 million, $21.9 million, and $18.7 million for the years ended December 31, 2012, 2011, and 2010, respectively.

Future annual minimum lease payments under non-cancelable operating leases as of December 31, 2012 were as follows:

(In thousands)	Operating lease obligations
For the year ending December 31,
2013	$23,134
2014	20,075
2015	15,833
2016	13,299
2017	8,632
Thereafter	22,306

Total	$103,279